SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                       FORM 8-K

                                   CURRENT REPORT
                         Pursuant to Section 13 or 15(d) of the
                             Securities Exchange Act of 1934

Date of Report: August 13, 1997
(Date of earliest event reported)


                         Asset Securitization Corporation
                    Commercial Mortgage Pass-Through Certificates
                              Series 1996-MD VI
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(Exact Name of registrant as specified in its charter)

Delaware                      33-49370-02              13-3672337
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(State or Other Juris-        (Commission               (I.R.S.
diction of Incorporation)      File Number)             Identification Number)


Two World Financial Center, Building B, New York, New York        10281
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(Address of Principal Executive Office)                         (Zip Code)


Registrant's telephone number, including area code:        212-667-9300
                                                     --------------------


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This Document contains exactly  20 Pages.
The Exhibit Index is on Page    05  .

ITEM 5. OTHER EVENTS

                This Current Report on Form 8-K relates to the Trust Fund formed, and the Commercial Mortgage Pass-Through Certificates Series 1996-MD VI issued pursuant to a Pooling and Servicing Agreement, dated as of December 1, 1996 (the "Pooling and Servicing Agreement"), by and among Asset Securitization Corporation (the "Company"), as depositor, AMRESCO Services L.P., as servicer, LaSalle National Bank, as trustee, and ABN AMRO Bank, N.V., as fiscal agent. The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No.33-99502) (the "Registration Statement").

                Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

                Pursuant to Section 3.22 of the Pooling and Servicing Agreement, Servicer is filing this Current Report containing the August 13, 1997monthly distribution report prepared by the Trustee, pursuant to Section 4.02(a) thereof.

                Servicer has received and presented copies of the monthly financial information required pursuant to the documents for the Columbia Sussex II loan; the HGI II loan; the MHP II loan; the Palmer Square loan; and the Prime Retail II loan to the Trustee. Servicer has received and will file separately, based on an EDGAR hardship exemption, the monthly financial information required pursuant to the documents for the MHP II loan and the Prime Retail II loan.

                This Current Report is being filed by the Servicer, in its capacity as such under the Pooling and Servicing Agreement, on behalf of the Registrant. The information reported and contained herein has been supplied to the Servicer by one or more of the Borrowers or other third parties without independent review or investigation by the Servicer. Pursuant to the Pooling and Servicing Agreement, the Servicer is not responsible for the accuracy or completeness of such information.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                AND EXHIBITS

                (c)     Exhibits


                Item 601(a) of
                Regulation S-K
Exhibit No.     Exhibit No.             Description

5.1             99              Monthly distribution report pursuant to
                                Section 4.2 of the Pooling and Servicing
                                Agreement for the distribution on August 13,
                                1997

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                AMRESCO SERVICES L.P., IN
                                                ITS CAPACITY AS SERVICER
                                                UNDER THE POOLING AND
                                                SERVICING AGREEMENT ON
                                                BEHALF OF  ASSET SECURITIZATION
                                                CORPORATION, REGISTRANT





                                                 By:/s/ Daniel B. Kirby
                                                       Daniel B. Kirby,
                                                       Senior Vice President


                                                 By:/s/ Sean D. Reilly

                                                       Sean D. Reilly
                                                       Vice President


Date: August 13, 1997

EXHIBIT INDEX



                Item 601(a) of
                Regulation S-K
Exhibit No.     Exhibit No.         Description

5.1             99                  Monthly distribution report pursuant to
                                    Section 4.2 of the Pooling and Servicing
                                    Agreement for the distribution on August
                                    13, 1997